                                                                     Exhibit 4.1
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          COMMON STOCK                                    COMMON STOCK

             NUMBER                                          SHARES
           [GRAPHIC]               [GRAPHIC]                [GRAPHIC]
CC
  INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
    OF THE STATE OF DELAWARE                          CERTAIN DEFINITIONS

                               CONOLOG CORPORATION
                                  COMMON STOCK         CUSIP 208254 80 5

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  THIS CERTIFIES THAT




  IS THE OWNER OF

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 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE
                                       OF

============================== CONOLOG CORPORATION =============================

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

DATED:


           [SIG]                                                 [SIG]

    Secretary-Treasurer                                        President

COUNTERSIGNED AND REGISTERED:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              (Jersey City, N.J.)                 TRANSFER AGENT
                                                                   AND REGISTRAR

By


                                                                    [SIG]

                                                              AUTHORIZED OFFICER


                               CONOLOG CORPORATION
                                    CORPORATE

                                      SEAL
                                      1968

                                    DELAWARE

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                         'c' NORTHERN BANK NOTE COMPANY

                               CONOLOG CORPORATION

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-  as tenants in common                         UNIF GIFT MIN ACT- _________________Custodian__________________
                                                                                        (Cust)                    (Minor)
         TEN ENT-  as tenants by the entireties
                                                                                   under Uniform Gifts to Minors
          JT TEN-  as joint tenants with right
                   of survivorship and not as                                      Act ________________________________________
                   tenants in common                                                                    (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated___________________________



                   _____________________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY